                                 EXHIBIT 99.01


                            SERIES 1996-4 TERM SHEET


                         [Exhibit Begins on Next Page]

                              SUBJECT TO REVISION
                     SERIES TERM SHEET DATED JULY 26, 1996

                                 $545,180,000

                      First USA Credit Card Master Trust
  $500,000,000 Class A Floating Rate Asset Backed Certificates, Series 1996-4 $45,180,000 Class B Floating Rate Asset Backed Certificates, Series 1996-4

                                First USA Bank
                            Transferor and Servicer


THE OFFERED CERTIFICATES WILL REPRESENT INTERESTS IN THE TRUST ONLY AND WILL NOT REPRESENT INTERESTS IN OR RECOURSE OBLIGATIONS OF FIRST USA BANK OR ANY
 AFFILIATE THEREOF. AN OFFERED CERTIFICATE IS NOT A DEPOSIT AND NEITHER THE OFFERED CERTIFICATES NOR THE UNDERLYING ACCOUNTS OR RECEIVABLES ARE INSURED
  OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

 THIS SERIES TERM SHEET CONTAINS  STRUCTURAL AND COLLATERAL INFORMATION ABOUT
  THE OFFERED CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN
   COMPLETE INFORMATION  ABOUT  THE OFFERED  CERTIFICATES.  THE INFORMATION
    PROVIDED  HEREIN  IS  PRELIMINARY  AND   WILL  BE  SUPERSEDED  BY  THE
     INFORMATION  CONTAINED   IN  THE   PROSPECTUS  SUPPLEMENT   AND  THE
      PROSPECTUS.  ADDITIONAL  INFORMATION  WILL  BE  CONTAINED  IN  THE
       PROSPECTUS SUPPLEMENT  AND THE PROSPECTUS.  PURCHASERS ARE URGED
        TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

THIS SERIES TERM SHEET SHALL NOT  CONSTITUTE AN OFFER TO SELL OR THE SOLICITA-
 TION OF AN OFFER TO BUY, NOR SHALL  THERE BE ANY SALE OF THESE SECURITIES IN
  ANY STATE  IN WHICH  SUCH OFFER,  SOLICITATION OR  SALE WOULD  BE UNLAWFUL
   PRIOR TO REGISTRATION OR QUALIFICATION  UNDER THE SECURITIES LAWS OF ANY
    SUCH STATE. SALES OF THE OFFERED CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND
     THE PROSPECTUS.

CS First Boston
                     J.P. Morgan & Co.
                                              NationsBanc Capital Markets, Inc.

                                SUMMARY OF TERMS

  This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 1996-4 Supplement to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") between First USA Bank (the "Bank"), as transferor (in such capacity, the "Transferor") and Servicer (in such capacity, the "Servicer"), and The Bank of New York (Delaware), as trustee (the "Trustee").

Type of Securities..........  Class A Floating Rate Asset Backed
                               Certificates, Series 1996-4 (the "Class A
                               Certificates") and Class B Floating Rate
                               Asset Backed Certificates, Series 1996-4
                               (the "Class B Certificates" and, together with the Class A Certificates, the "Offered Certificates").

Trust Assets................  The property of the First USA Credit Card
                               Master Trust (the "Trust") includes and will include receivables (the "Receivables") arising under certain VISA (R) and MasterCard (R)* revolving credit card accounts (the "Accounts") selected by the Transferor from a portfolio of VISA and MasterCard accounts owned by the Transferor, all monies due or to become due in payment of the Receivables, all proceeds of the Receivables and all monies on deposit in certain bank accounts of the Trust (other than certain investment earnings on such amounts), and any enhancement issued with respect to any series issued from time to time by the Trust (each, a "Series") which will consist of one or more classes of certificates.

Trustee.....................  The Bank of New York (Delaware).

Certificateholders'
 Interest...................  Each of the Offered Certificates represents an undivided interest in the Trust. The
                               Trust's assets will be allocated among the Class A Certificateholders (the "Class A Certificateholders' Interest"), the Class B Certificateholders (the "Class B Certificateholders' Interest", and together with the Class A Certificateholders' Interest, the "Investor Interest"), the CIA Certificateholders (the "CIA
                               Certificateholders' Interest"), the holders of other Series previously issued or issued at some future time pursuant to the Pooling and Servicing Agreement and the applicable series supplements to the Pooling and Servicing Agreement (each, a "Supplement") and the Transferor (the "Transferor Interest"), as described below.

                              The aggregate principal amount of the Class A
                               Certificateholders' Interest and the Class B
                               Certificateholders' Interest will, except as otherwise provided herein, remain fixed at $500,000,000 (the "Class A Invested Amount") and $45,180,000 (the "Class B Invested Amount"), respectively. The principal amount of the Transferor Interest will fluctuate as the amount of Receivables in the Trust changes from time to time.

                              The "CIA Invested Amount" in the initial
                               amount of $57,230,000 (which amount
                               represents 9.5% of the sum of the initial
                               Class A
- --------
* VISA (R) and MasterCard (R) are registered trademarks of Visa USA Incorporated and MasterCard International Incorporated, respectively.

                               Invested Amount, the initial Class B
                               Invested Amount and the initial CIA Invested
                               Amount) constitutes enhancement for the
                               Offered Certificates. The CIA Certificates,
                               Series 1996-4 (the "CIA Certificates") will be issued in two Classes. Allocations will be made to the CIA Invested Amount and the holders of each Class of the CIA Certificates will have voting and certain other rights of a subordinated class of certificates. The CIA Certificates together with the Offered Certificates are referred to herein as the "Certificates."

                              The Class A Certificates will represent the
                               right to receive from the assets of the
                               Trust allocated to the Class A
                               Certificateholders' Interest funds up to
                               (but not in excess of) the amounts required to make payments of interest on the Class A Certificates at the Class A Certificate Rate, and the payment of principal during the amortization period to the extent of the Class A Invested Amount (which may be less than the aggregate unpaid principal amount of the Class A Certificates, in certain circumstances).

                              The Class B Certificates will represent the
                               right to receive from the assets of the
                               Trust allocated to the Class B
                               Certificateholders' Interest funds up to
                               (but not in excess of) the amounts required to make payments of interest on the Class B Certificates at the Class B Certificate Rate, and the payment of principal with respect to the Class B Certificates following the final principal payment of the Class A Invested Amount to the holders of the Class A Certificates.


Receivables.................  The aggregate amount of Receivables in the
                               Accounts as of the close of business on June
                               30, 1996, including the amount of
                               Receivables in the additional Accounts added to the Trust on July 2, 1996 and certain additional Accounts designated to be added to the Trust on August 6, 1996 (the "Closing Date"), was $18,093,913,003, comprised of
                               $17,604,704,061 of principal Receivables and
                               $489,208,942 of finance charge Receivables.

Interest....................  Class A Certificate Rate: One-month LIBOR
                               plus   %.
                              Class B Certificate Rate: One-month LIBOR
                               plus   %.

Interest Payment Dates......  Interest on the Certificates will be distributed on the 10th day of each calendar month or, if such day is not a business day, on the next succeeding business day (each, a "Distribution Date"), commencing September 10, 1996, in an amount equal to the product of (a) the actual number of days in the period from the preceding Distribution Date (or in the case of the September 1996 Distribution Date, the Closing Date) through the day preceding such Distribution Date divided by 360, (b) the Class A Certificate Rate or the Class B Certificate Rate, as applicable, and (c) the outstanding principal amount of the Class A Certificates or the outstanding principal amount of the Class B Certificates, as applicable, as of the last day of the preceding calendar month (or, in the case of the September 1996 Distribution Date, as of the Closing Date). "LIBOR" means the London interbank offered quotations for one-month United States dollar deposits prevailing on the date that LIBOR is determined. The Trustee will determine LIBOR on the second business day prior to the Closing Date for the period from the Closing Date through September 9, 1996, and on the second business day prior to each Distribution Date for the period from and including such Distribution Date through the day preceding the next succeeding Distribution Date.

Principal...................  The principal of the Class A Certificates and the Class B Certificates is scheduled to be
                               paid on the Class A Expected Final Payment
                               Date and the Class B Expected Final Payment
                               Date, respectively, but may be paid earlier
                               or later under certain circumstances.
Class A Expected Final
 Payment Date...............  The August 2006 Distribution Date.

Class B Expected Final
 Payment Date...............  The August 2006 Distribution Date.

Stated Series Termination
 Date.......................  The final distribution of principal and interest on the Certificates will be made no later than the April 2009 Distribution Date (the "Stated Series Termination Date"). After the Stated Series Termination Date, the Trust will have no further obligation to pay principal or interest on the Certificates.

Subordination of the Class
 B Certificates and the CIA
 Certificates...............  The Class B Certificateholders' Interest will be subordinated to the extent necessary to fund certain payments with respect to the Class A Certificates. In addition, the CIA Certificateholders' Interest will be subordinated to the extent necessary to fund certain payments with respect to the Class A Certificates and the Class B Certificates. If the CIA Invested Amount is reduced to zero, the Class B Certificateholders will bear directly the credit and other risks associated with their undivided interest in the Trust. To the extent the Class B Invested Amount is reduced, the percentage of collections of finance charge receivables allocated to the Class B Certificateholders in subsequent Monthly Periods will be reduced. Moreover, to the extent the amount of such reduction in the Class B Invested Amount is not reimbursed, the amount of principal distributable to the Class B Certificateholders will be reduced.

ERISA Considerations........  If certain conditions are satisfied, including that upon completion of the public offering thereof interests in the Class A Certificates are held by 100 or more persons independent of the Transferor and each other, the Class A Certificates should qualify as "publicly offered securities" for purposes of the "plan assets regulation" issued by the Department of Labor. In such event, the purchase and holding of Class A Certificates by an employee benefit plan (or other entity deemed to hold assets of such plan) would not cause the assets of the
                               Trust to be deemed "plan assets" of any such plan subject to the prohibited transaction rules of the Employee Retirement Income Security Act of 1974, as amended and the Internal Revenue Code of 1986, as amended. Further information regarding the status of the Class A Certificates as publicly offered securities will be provided in the Prospectus Supplement. Accordingly, plan investors contemplating the purchase of Class A Certificates should consult their counsel and review "ERISA Considerations" in the Prospectus and "Summary of Terms--ERISA Considerations" in the Prospectus Supplement prior to making any purchase of Class A Certificates.

                              The Underwriters currently do not expect the
                               Class B Certificates to qualify as publicly offered securities and, accordingly, the Class B Certificates may not be purchased by employee benefit plans (or entities deemed to hold assets of such plans, including without limitation any insurance company general account deemed to hold plan assets by reason of a plan's investment in the general account).

Certificate Ratings.........  It is a condition to the issuance of the
                               Class A Certificates that they be rated in the highest rating category by at least one nationally recognized statistical rating organization (each such rating organization, a "Rating Agency").

                              It is a condition to the issuance of the
                               Class B Certificates that they receive a rating of at least "A" or its equivalent by at least one Rating Agency.

                       THE BANK'S CREDIT CARD PORTFOLIO

DELINQUENCY AND LOSS EXPERIENCE

  The following tables set forth the delinquency and loss experience for each of the periods shown for the portfolio of VISA and MasterCard credit card accounts serviced by the Bank (the "Bank Portfolio"). The Bank believes that the historical performance of the Accounts as of June 30, 1996 has been comparable to that of the Bank Portfolio as a whole. As of the close of business on June 30, 1996, the Receivables in the Trust Portfolio and the Receivables in the additional Accounts added to the Trust on July 2, 1996 and in the additional Accounts to be added to the Trust on the Closing Date represented approximately 96.7% of the Bank Portfolio. There can be no assurance that the delinquency and loss experience for the Trust Portfolio will be similar to the historical experience set forth below because, among other things, economic and financial conditions affecting the ability of cardholders to make payments may be different from those that have prevailed during the periods reflected below.

                            DELINQUENCY EXPERIENCE
                                BANK PORTFOLIO
                            (DOLLARS IN THOUSANDS)

                                                     AS OF JUNE 30,
                         -----------------------------------------------------------------------
                                  1996                    1995                    1994
                         ----------------------- ----------------------- -----------------------
                                     PERCENTAGE              PERCENTAGE              PERCENTAGE
                                      OF TOTAL                OF TOTAL                OF TOTAL
                         RECEIVABLES RECEIVABLES RECEIVABLES RECEIVABLES RECEIVABLES RECEIVABLES
                         ----------- ----------- ----------- ----------- ----------- -----------
Receivables
 Outstanding(1)......... $18,721,130   100.00%   $13,287,452   100.00%   $7,520,458    100.00%
                         ===========   ======    ===========   ======    ==========    ======
Receivables Delinquent:
 35-64 days............. $   272,380     1.45%   $   141,181     1.06%   $   60,024      0.80%
 65-94 days.............     159,791     0.85         76,416     0.57        32,255      0.43
 95 or more days........     378,179     2.03        176,250     1.33        74,458      0.99
                         -----------   ------    -----------   ------    ----------    ------
  Total................. $   810,350     4.33%   $   393,847     2.96%   $  166,737      2.22%
                         ===========   ======    ===========   ======    ==========    ======

- --------
(1) The Receivables Outstanding on the accounts consist of all amounts due from cardholders as posted to the accounts.

                                LOSS EXPERIENCE
                                BANK PORTFOLIO
                            (DOLLARS IN THOUSANDS)

                                              FISCAL YEAR ENDED JUNE 30,
                                          ------------------------------------
                                             1996         1995         1994
                                          -----------  -----------  ----------
Average Receivables Outstanding(1)....... $16,667,917  $10,446,438  $5,339,689
Gross Charge-Offs(2).....................     603,249      245,572     132,279
Gross Charge-Offs as a percentage of
 Average Receivables Outstanding.........        3.62%        2.35%       2.48%
Recoveries(3)............................      40,098       15,099      13,889
Net Losses(3)............................     563,151      230,473     118,390
Net Losses as a percentage of Average
 Receivables Outstanding.................        3.38%        2.21%       2.22%

- --------
(1) Average Receivables Outstanding is the average daily receivables during the periods indicated.
(2) Gross Charge-Offs are principal charge-offs before recoveries and do not include the amount of any reductions in average receivables outstanding due to fraud, returned goods or customer disputes.
(3) Recoveries are included in the Trust as of July 1, 1996.

SUMMARY OF MONTHLY PAYMENT RATES

  The following table sets forth the highest and lowest cardholder monthly payment rates for the Bank Portfolio during any month in the period shown and the average cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of total opening monthly account balances during the periods shown. Payment rates shown in the table are based on amounts which would be deemed payments of principal Receivables and finance charge Receivables with respect to the Accounts.

                       CARDHOLDER MONTHLY PAYMENT RATES
                                BANK PORTFOLIO

                                                   FISCAL YEAR ENDED JUNE 30,
                                                   ----------------------------
                                                     1996      1995      1994
                                                   --------  --------  --------
Lowest Month......................................     9.86%    10.46%    10.74%
Highest Month.....................................    11.79     11.63     13.23
Monthly Average...................................    10.98     10.96     11.86

RECEIVABLE YIELD CONSIDERATIONS

  The portfolio yield on the Bank Portfolio for each of the three fiscal years contained in the period ended June 30, 1996 is set forth in the following table. The portfolio yields in the table are calculated on an accrual basis. The portfolio yield on Receivables included in the Trust is calculated on a cash basis. Portfolio yields calculated on an accrual basis may differ from portfolio yields calculated on a cash basis due to (a) a lag between when finance charges and fees are charged to cardholder accounts and when such finance charges and fees are collected and (b) finance charges and fees that are not ultimately collected from the cardholder. However, during the three fiscal years contained in the period ended June 30, 1996, portfolio yield on an accrual basis approximated portfolio yield on a cash basis. Portfolio yield on both an accrual and a cash basis will also be affected by numerous factors, including changes in the monthly periodic rates, variations in the rate of payments and new borrowings on the Accounts, the amount of the annual membership fees and other charges, changes in the delinquency and loss rates on the Receivables and the percentage of cardholders who pay their balances in full each month and do not incur periodic finance charges. Interchange allocated to the Trust with respect to the Receivables may vary from the amounts included in the table below because interchange will be included in the Trust on an estimated basis by initially treating 1.3% of collections on the Receivables, other than collections with respect to periodic finance charges, annual membership fees and other charges, as discount Receivables.

                                PORTFOLIO YIELD
                                BANK PORTFOLIO

                                                  FISCAL YEAR ENDED JUNE 30,
                                                  ----------------------------
                                                    1996      1995      1994
                                                  --------  --------  --------
Average account monthly accrued fees and charges
 (1)(2).......................................... $  34.43    $29.90  $  25.73
Average account balance(3).......................    2,711     2,415     1,976
Yield from fees and charges (1)..................    15.24%    14.85%    15.62%

- --------
(1) Fees and charges are comprised of periodic finance charges, interchange, annual membership fees and other charges.
(2) Average account monthly accrued fees and charges are presented net of adjustments made pursuant to the Bank's normal servicing procedures, including removal of incorrect or disputed periodic finance charges, and include interchange.
(3) Average account balance includes purchases, cash advances and accrued and unpaid periodic finance charges, annual membership fees and other charges and is calculated based on the average of the month end balances for accounts with balances.

  The increase in portfolio yield for the fiscal year ended June 30, 1996 reflects changes in the overall pricing distribution of the Bank Portfolio. The decline in portfolio yield for fiscal year 1995 is primarily the result of the Bank's focus on the direct solicitation of low-rate, no annual fee credit cards which have a lower introductory rate and which had the effect of lowering finance charge income and annual fee income. The Trust Portfolio contains a proportion of Receivables arising under Accounts generated under this type of solicitation similar to that of the Bank Portfolio.

                                THE RECEIVABLES

  The Receivables in the Accounts selected from the Bank Portfolio included and to be included in the Trust on the basis of criteria set forth in the Pooling and Servicing Agreement (the "Trust Portfolio"), as of the close of business on June 30, 1996, including the additional Accounts added to the Trust on July 2, 1996 and certain additional Accounts designated to be added to the Trust on the Closing Date, consisted of $17,604,704,061 of principal Receivables and $489,208,942 of finance charge Receivables. On May 22, 1996 and June 24, 1996 (the "Relevant Cut Off Dates"), the Transferor designated additional Accounts, which included approximately $708,955,080 of principal Receivables as of the close of business on June 30, 1996, and will transfer the Receivables arising therein to the Trust on the Closing Date. The additional Accounts to be added to the Trust on the Closing Date were, as of the Relevant Cut Off Date, Eligible Accounts. The Accounts had an average principal Receivable balance of $1,867 (including accounts with a zero balance) and an average credit limit of $6,537. The percentage of the aggregate total Receivable balance to the aggregate total credit limit was 29.4%.

  As of June 30, 1996, cardholders whose Accounts are included in the Trust Portfolio, including such additional Accounts, had billing addresses in 50 states, the District of Columbia and other United States territories and possessions. As of June 30, 1996, 66% of the Accounts, including such additional Accounts, were premium accounts and 34% were standard accounts, and the aggregate principal Receivable balances of premium accounts and standard accounts, as a percentage of the aggregate total principal receivables, were 75% and 25%, respectively.

  The following tables summarize the Trust Portfolio by various criteria as of the close of business on June 30, 1996, but include the additional Accounts added to the Trust on July 2, 1996 and certain additional Accounts designated to be added to the Trust on the Closing Date. Because the future composition of the Trust Portfolio may change over time, these tables are not necessarily indicative of the composition of the Trust Portfolio at any subsequent time.

                        COMPOSITION BY ACCOUNT BALANCE
                                TRUST PORTFOLIO

                                    PERCENTAGE
                                     OF TOTAL                    PERCENTAGE OF
         ACCOUNT          NUMBER OF NUMBER OF     AMOUNT OF     TOTAL AMOUNT OF
      BALANCE RANGE       ACCOUNTS   ACCOUNTS    RECEIVABLES      RECEIVABLES
      -------------       --------- ---------- ---------------  ---------------
Credit Balance...........   148,897     1.6%   $   (23,716,801)       (0.1)%
No Balance............... 2,998,107    31.8                 --          --
$0.01 to $2,000.00....... 3,083,468    32.7      2,143,886,338        11.8
$2,000.01 to $5,000.00... 1,963,289    20.8      7,056,608,817        39.0
$5,000.01 to $10,000.00.. 1,139,609    12.1      7,719,165,581        42.7
$10,000.01 or More.......    95,867     1.0      1,197,969,068         6.6
                          ---------   -----    ---------------       -----
    TOTAL................ 9,429,237   100.0%   $18,093,913,003       100.0 %
                          =========   =====    ===============       =====

                          COMPOSITION BY CREDIT LIMIT
                                TRUST PORTFOLIO

                                     PERCENTAGE
                                      OF TOTAL                   PERCENTAGE OF
          CREDIT           NUMBER OF NUMBER OF     AMOUNT OF    TOTAL AMOUNT OF
       LIMIT RANGE         ACCOUNTS   ACCOUNTS    RECEIVABLES     RECEIVABLES
       -----------         --------- ---------- --------------- ---------------
$0.00 to $2,000.00........   860,524     9.1%   $   549,200,936        3.0%
$2,000.01 to $5,000.00.... 3,273,068    34.7      5,385,861,783       29.8
$5,000.01 to $10,000.00... 4,375,222    46.4      9,500,516,531       52.5
$10,000.01 or More........   920,423     9.8      2,658,333,753       14.7
                           ---------   -----    ---------------      -----
    TOTAL................. 9,429,237   100.0%   $18,093,913,003      100.0%
                           =========   =====    ===============      =====

                      COMPOSITION BY PERIOD OF DELINQUENCY
                                TRUST PORTFOLIO

                                     PERCENTAGE
  PERIOD OF DELINQUENCY               OF TOTAL                   PERCENTAGE OF
   (DAYS CONTRACTUALLY     NUMBER OF NUMBER OF     AMOUNT OF    TOTAL AMOUNT OF
       DELINQUENT)         ACCOUNTS   ACCOUNTS    RECEIVABLES     RECEIVABLES
  ---------------------    --------- ---------- --------------- ---------------
Not Delinquent............ 8,973,942    95.2%   $16,278,513,852       90.0%
Up to 34 Days.............   277,588     2.9      1,025,434,344        5.7
35 to 64 Days.............    64,549     0.7        265,631,410        1.5
65 to 94 Days.............    35,146     0.4        155,966,623        0.9
95 or More Days...........    78,012     0.8        368,366,774        2.9
                           ---------   -----    ---------------      -----
    TOTAL................. 9,429,237   100.0%   $18,093,913,003      100.0%
                           =========   =====    ===============      =====

                     COMPOSITION BY GEOGRAPHIC DISTRIBUTION
                                TRUST PORTFOLIO

                                       PERCENTAGE
                                        OF TOTAL                  PERCENTAGE OF
                             NUMBER OF NUMBER OF    AMOUNT OF    TOTAL AMOUNT OF
           STATE             ACCOUNTS   ACCOUNTS   RECEIVABLES     RECEIVABLES
           -----             --------- ---------- -------------- ---------------
Alabama.....................    89,586     1.0%   $  179,724,284       1.0%
Alaska......................    24,465     0.3        61,100,600       0.3
Arizona.....................   152,143     1.6       301,023,655       1.7
Arkansas....................    79,483     0.8       139,513,660       0.8
California.................. 1,140,656    12.1     2,608,921,687      14.4
Colorado....................   137,541     1.5       279,248,125       1.5
Connecticut.................   141,893     1.5       272,367,053       1.5
Delaware....................    18,288     0.2        40,354,366       0.2
District of Columbia........    20,651     0.2        44,560,876       0.2
Florida.....................   633,418     6.7     1,258,282,496       7.0
Georgia.....................   216,959     2.3       457,993,739       2.5
Hawaii......................    44,574     0.5        96,920,864       0.5
Idaho.......................    36,295     0.4        69,056,046       0.4
Illinois....................   464,502     4.9       784,834,135       4.3
Indiana.....................    55,496     0.6        85,679,319       0.5
Iowa........................     7,632     0.1        12,650,347       0.1
Kansas......................    85,403     0.9       160,369,687       0.9
Kentucky....................    95,100     1.0       161,796,164       0.9

                                      PERCENTAGE
                                       OF TOTAL                   PERCENTAGE OF
                            NUMBER OF NUMBER OF     AMOUNT OF    TOTAL AMOUNT OF
          STATE             ACCOUNTS   ACCOUNTS    RECEIVABLES     RECEIVABLES
          -----             --------- ---------- --------------- ---------------
Louisiana.................    242,818     2.6        389,375,308        2.2
Maine.....................     29,978     0.3         59,891,235        0.3
Maryland..................    246,579     2.6        509,962,101        2.8
Massachusetts.............    293,821     3.1        521,065,058        2.9
Michigan..................    320,405     3.4        613,514,200        3.4
Minnesota.................     61,065     0.6         80,179,828        0.4
Mississippi...............     60,605     0.6        113,566,744        0.6
Missouri..................    157,184     1.7        283,406,154        1.6
Montana...................     36,038     0.4         65,019,510        0.4
Nebraska..................     60,011     0.6         95,179,269        0.5
Nevada....................     73,011     0.8        155,919,828        0.9
New Hampshire.............     49,878     0.5         87,743,615        0.5
New Jersey................    415,826     4.4        723,082,662        4.0
New Mexico................     60,170     0.6        106,988,846        0.6
New York..................    742,165     7.9      1,456,993,928        8.1
North Carolina............    170,659     1.8        347,693,519        1.9
North Dakota..............     20,692     0.2         29,628,067        0.2
Ohio......................    356,933     3.8        640,974,867        3.5
Oklahoma..................    173,247     1.8        289,939,073        1.6
Oregon....................    127,138     1.3        244,024,056        1.3
Pennsylvania..............    396,324     4.2        624,171,270        3.4
Rhode Island..............     39,306     0.4         69,592,118        0.4
South Carolina............     88,210     0.9        163,939,660        0.9
South Dakota..............     21,777     0.2         35,669,362        0.2
Tennessee.................     55,998     0.6         94,247,575        0.5
Texas.....................  1,020,775    10.8      1,936,987,487       10.7
Utah......................     58,909     0.6         98,410,934        0.5
Vermont...................     21,050     0.3         35,139,865        0.2
Virginia..................    256,136     2.7        535,432,966        3.0
Washington................    224,631     2.5        488,671,475        2.7
West Virginia.............     46,864     0.5         86,962,048        0.5
Wisconsin.................     14,425     0.2         23,458,355        0.1
Wyoming...................     16,827     0.2         30,494,746        0.2
Other U.S. territories and
 possessions..............     25,697     0.3         42,190,171        0.3
                            ---------   -----    ---------------      -----
    TOTAL.................  9,429,237   100.0%   $18,093,913,003      100.0%
                            =========   =====    ===============      =====

  Since the largest number of cardholders (based on billing addresses) whose accounts were included in the Trust as of June 30, 1996 were in California, Texas, New York, Florida and Illinois, adverse changes in the economic conditions in these areas could have a direct impact on the timing and amount of payments on the Certificates.

                         COMPOSITION OF ACCOUNTS BY AGE
                                TRUST PORTFOLIO

                                     PERCENTAGE
                                      OF TOTAL                   PERCENTAGE OF
                           NUMBER OF NUMBER OF     AMOUNT OF    TOTAL AMOUNT OF
           AGE             ACCOUNTS   ACCOUNTS    RECEIVABLES     RECEIVABLES
           ---             --------- ---------- --------------- ---------------
Less than or equal to 6
 Months................... 1,075,496    11.4%   $ 2,979,830,340       16.5%
Over 6 Months to 12
 Months................... 1,644,742    17.4      3,800,044,943       21.0
Over 12 Months to 24
 Months................... 2,927,720    31.0      5,464,067,158       30.2
Over 24 Months to 36
 Months................... 1,663,110    17.6      2,675,954,335       14.8
Over 36 Months to 48
 Months...................   853,987     9.1      1,160,701,949        6.4
Over 48 Months to 60
 Months...................   320,648     3.4        382,146,434        2.1
Over 60 Months............   943,534    10.1      1,631,167,844        9.0
                           ---------   -----    ---------------      -----
    TOTAL................. 9,429,237   100.0%   $18,093,913,003      100.0%
                           =========   =====    ===============      =====